ANNUAL REPORT

July 31, 1998


INVESCO
Multiple Asset
Funds, Inc.


Balanced Fund

Multi-Asset Allocation Fund


No-load mutual funds
seeking capital appreciation
and current income.












You should know
what INVESCO knows.(TM)

INVESCO FUNDS

Market Overview                                                      August 1998
    For most of the 1990s, the U.S. equity markets have enjoyed high returns with relatively limited volatility. In fact, many domestic equity investors have come to expect returns of greater than 20% on an annual basis. So many were shocked when the Asian financial crisis caused a market correction -- a decline in value of more than 10% from the high -- in the fall of 1997. And when the equity markets experienced another correction, especially in small- and mid-cap stocks, in the summer of 1998, speculation intensified that the bull market for equities might be over.
    However, as volatile as the equity markets seem, investors need to remember:
    o History has shown that market corrections are quite common, and that the seven-year period in the 1990s without a correction was highly unusual.
    o Over longer time periods, the average annual return on equities is between 10% to 12%.
    o Most bull markets end as a result of deteriorating economic conditions, increasing inflation, and rising interest rates.
    The last bullet point is very important when analyzing recent market volatility. Although economic growth, as measured by Gross Domestic Product
(GDP), slowed in the second quarter of 1998, the U.S. economy is still growing at an above-average rate of more than 3%. Granted, the Asian financial crisis has slowed growth here, but so far our economy has remained strong and consumer confidence is high. In addition, the threat of inflation is not present even though real wages are increasing; in many cases, both commodity and consumer prices are falling. Within this environment, the chances for an increase in interest rates are minimal and the likelihood of a continued expansion remains good.
    Although market volatility can be disconcerting to investors, it is a common occurrence when investing in equities. But if you are an investor who is uncomfortable with wide price swings, it may be a good time to evaluate your financial goals and adjust your portfolio accordingly. Remember that one of the best ways to reduce volatility is diversification.

INVESCO Multiple Asset Funds, Inc.
    The line graphs below illustrate the value of a $10,000 investment in each of the INVESCO Multiple Asset Funds, plus reinvested dividends and capital gain distributions, from inception through 7/31/98. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1,2)

Balanced Fund
    The Fund received the prestigious 4-star risk-adjusted rating from Morningstar, both overall and for the three-year period ended 7/31/98, among 2,572 equity funds.(3)
    For the one-year period ended 7/31/98, INVESCO Balanced Fund had a total return of 12.90%, compared to a total return of 19.26% for the S&P 500, and 8.06% for the Lehman Government/Corporate Bond Index. (Of course, past performance is not a guarantee of future results.)(1,2)

Strategic Summary
    Over the last 12 months, we have positioned the fund more defensively as a result of the Asian financial crisis, which has heightened the potential for slower corporate earnings domestically. As market volatility rose, we increased the fund's allocation to fixed-income securities while decreasing the fund's exposure to equities. 1998 is proving to be a more selective stock market, and we plan to use short-term declines as a way to improve the quality of portfolio holdings.

    In the equity portion of the portfolio, during the last 12 months we have avoided companies that derive a significant amount of their revenues from Asian economies. Thus, holdings in basic materials and capital goods companies have been reduced, as their future growth is highly dependent on Pacific Rim countries.
     Instead, we have kept the fund focused on industries and sectors which can benefit from strength in the domestic economy. Retailers have posted some of the strongest returns for the fund over the last 12 months. As real wages increase and domestic prices decline (on an inflation-adjusted basis), consumers' willingness to spend money on discretionary items has increased. Our favorite retailer remains Dayton Hudson. Mostly known for their Target stores, Dayton Hudson is enhancing shareholder value by focusing on bottom-line results. This firm generates substantial cash flows, which allows them to finance growth internally. Their credit card operation, besides being highly profitable, is also experiencing improving margins and earnings growth.
    Another individual security which has enhanced fund returns over the last 12 months is AOL (American Online). AOL has been experiencing accelerating revenues and sales as Internet usage doubles every 90 days. As the market leader in their industry, AOL has established a dominant position, and the stock has been rewarded accordingly.


                                    Balanced Fund
                              Average Annual Total Return
                                   as of 7/31/98(2)

                      1 Year                             12.90%
                      -----------------------------------------
                      Since Inception (12/93)            19.14%
                      -----------------------------------------


    Within the fixed-income portion of the portfolio, we continue to find opportunities through our value-oriented investment process. Overall, bonds look quite attractive on a risk/reward basis. During the last 12 months, fund returns were enhanced by exposure to our "stranded cost" theme of electric utilities and individual special situations. We reduced the fund's exposure to putable bonds, as gains there had been realized and the market had fairly priced these securities.
    Fixed-income obligations of electric utilities remain a core holding. Electric utilities are in a state of dynamic transition, as the industry moves towards deregulation and increased competition, ultimately benefiting low-cost providers. But deregulation has also created a problem, because many electric utilities built power plants on the premise of restricted competition and regulated prices set forth by the government. State legislatures are now addressing this issue, allowing many utilities to securitize their stranded costs. This may permit some companies to generate substantial cash flows, which may reduce their debt levels and possibly improve their credit ratings. We will continue to favor investments in states that are the furthest along in addressing the issue of stranded costs -- California, Pennsylvania, and New York.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Balanced Fund to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 7/31/98.


     Special situations, on the other hand, are typically individual companies in which we feel the market has mispriced the underlying security due to a unique circumstance. In the last 12 months, significant gains were produced by fixed-income obligations issued by McKesson Corp, Equitable Cos, and Atlantic Richfield.

Looking Forward
    The fund is designed to perform well over the entire market cycle, perhaps lagging in extended bull rallies, but potentially outperforming the broad equity market during declines. It appears that the Asian financial crisis will continue to put pressure on domestic equity markets, with continued volatility likely. Within this environment, we will remain somewhat conservative with the fund's equity investments, focusing on market-leading companies with defensible positions. We believe that stock selectivity will remain crucial for the rest of the year. Stock dividends and fixed-income securities may play a crucial role in determining portfolio performance in the near future, and the fund is positioned accordingly.

Fund Management
    Senior Vice President and Director of Investments Charles P. Mayer is responsible for the equity side of the portfolio. An industry veteran with 28 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension.
    Charlie is assisted by co-manager Peter Lovell. Pete joined INVESCO in 1994, and received his BA from Colorado State University and MBA from Regis University. Previously, he was a financial consultant with Merrill Lynch.
    Senior Vice President and Director of Fixed-Income Investments Donovan "Jerry" Paul serves as co-portfolio manager of the fund, concentrating on fixed-income securities since 1994. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

Multi-Asset Allocation Fund
    For the one-year period ended 7/31/98, INVESCO Multi-Asset Allocation Fund had a total return of 8.15%, compared to a total return of 19.26% for the S&P 500 and 8.06% for the Lehman Government/Corporate Bond Index.
(Of course, past performance is not a guarantee of future results.)1,2

Strategic Summary
    The fund allocates investments among the following asset classes: large-capitalization stocks, small-cap stocks, real estate investment trusts (REITs), fixed-income securities, foreign securities, and cash -- gradually adjusting the mix depending on our assessment of their relative valuations. During the last 12 months, the fund's returns were enhanced by large-cap stocks, fixed-income securities, and foreign securities, while REITs and small-cap stocks hindered performance.

    The Asian financial crisis has dominated the financial landscape for more than a year. As instability in Asia increased, it spurred a "flight to quality" in the bond market, producing strong returns for high-quality obligations -- especially for Treasuries. As domestic equity markets became more volatile, investors placed a premium on liquidity and predictability of earnings, bidding up the price of the 50 to 100 largest stocks in the domestic market, while selling many small- and mid-cap companies. This created a two-tier market where the largest, liquid domestic stocks significantly outperformed all other equities -- and presently many appear overvalued compared to small-cap stocks.
    Among the fund's foreign holdings, the strongest gains were produced by equities in Europe, and this region remains a main focus of the fund's international investments. Europe is in a state of transformation to a more free, open economy. As the EMU (European Monetary Union) approaches, earnings are starting to accelerate and equity ownership throughout Europe is increasing.


                              Multi-Asset Allocation Fund
                              Average Annual Total Return
                                   as of 7/31/98(2)

                      1 Year                               8.15%
                      ------------------------------------------
                      Since Inception (12/93)             12.99%
                      ------------------------------------------


    The fund's REITs and small-cap stocks produced disappointing results in the last 12 months. In January, legislation was passed to address the "paired-share" structure of certain REITs, creating negative sentiment towards this sector. A paired-share REIT combines a conventional corporation with a real-estate investment trust. Although there are only five paired-share REITs operating in the U.S., the new legislation created much uncertainty in this sector, and many REIT investors left the REIT market to pursue high-flying large-capitalization stocks. With demand temporarily diminished, many REITs were also trying to sell additional equity -- putting further downward pressure on prices.
    For the fund's small-cap stocks, disappointing returns were primarily a result of investor fixation on large, liquid stocks. This is typical of a late bull market, even though the technical underpinnings for small-cap stocks remain strong. When the market environment changes, we may enter a prolonged period where small-cap stocks significantly outperform large-caps.


Graph:
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Multi-Asset Allocation Fund to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 7/31/98.

Looking Forward
    In our opinion, small-cap stocks, REITs, and international securities presently represent the best long-term values. We will continue to monitor the investment climate, making slight adjustments to the portfolio's asset mix. The remainder of 1998 may be a difficult year for investors with increased price swings; the extra diversification of a multiple asset allocation approach to investing may help limit volatility.

Fund Management
    INVESCO Multi-Asset Allocation Fund is managed by a team led by Bob Slotpole. He earned an MBA from Stanford University, as well as a BS from the State University of New York-Buffalo. Now a senior vice president and director of equities for INVESCO Management & Research, Inc., Bob began his investment career in 1975. Previously, he was associated with First Boston and Lehman Brothers.


(1) The S&P 500 and Lehman Government/Corporate Bond Index are unmanaged indexes of securities considered to be representative of the broad domestic equity and domestic fixed-income markets, respectively.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3) Morningstar's proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars, the next 22.5%, 4 stars. As of
7/31/98,  INVESCO  Balanced  Fund  received  4 stars  among  2,572  funds in the
domestic   equity  fund  category  for  the  three-year   and  overall   period,
respectively.

Ten Largest Common Stock Holdings
July 31, 1998
Description                                                   Value
--------------------------------------------------------------------------------
Balanced Fund
Merck & Co                                              $  3,452,750
Anheuser-Busch Cos                                         3,364,856
Dayton Hudson                                              3,346,875
CIGNA Corp                                                 3,237,062
International Business Machines                            3,206,500
NationsBank Corp                                           3,174,050
Tandy Corp                                                 3,170,137
General Electric                                           3,081,281
US WEST                                                    2,989,000
America Online                                             2,960,100
Multi-Asset Allocation Fund
General Electric                                        $    294,731
Ameritech Corp                                               226,263
International Business Machines                              225,250
Merck & Co                                                   221,962
Microsoft Corp                                               209,237
Intel Corp                                                   168,875
Chase Manhattan                                              155,485
Abbott Laboratories                                          141,313
Associates First Capital Class A                             135,565
Phillips Petroleum                                           132,563

Composition of holdings is subject to change.

   ---------------------------------------------------------------
Statement of Investment Securities
July 31, 1998
--------------------------------------------------------------------------------
                                         Shares, Units
                                          or Principal
%      Description                              Amount                 Value
--------------------------------------------------------------------------------
Balanced Fund
59.43  COMMON STOCKS
0.74   AEROSPACE & DEFENSE
       Northrop Grumman                         20,000          $  1,621,250
--------------------------------------------------------------------------------
6.20   BANKS
       Bank of New York                         42,400             2,713,600
       Citicorp                                 15,000             2,550,000
       Fleet Financial Group                    30,500             2,621,094
       Mellon Bank                              38,700             2,607,412
       NationsBank Corp                         39,800          $  3,174,050
--------------------------------------------------------------------------------
                                                                  13,666,156
1.53   BEVERAGES
       Anheuser-Busch Cos                       65,100             3,364,856
--------------------------------------------------------------------------------
0.94   BUILDING MATERIALS
       General Cable                            71,700             2,083,781
--------------------------------------------------------------------------------
1.02   COMMUNICATIONS - EQUIPMENT
        & MANUFACTURING
       Motorola Inc                             43,000             2,246,750
--------------------------------------------------------------------------------
3.45   COMPUTER RELATED
       Cisco Systems(a)                         23,000             2,202,250
       International Business Machines          24,200             3,206,500
       Microsoft Corp(a)                        20,000             2,202,500
--------------------------------------------------------------------------------
                                                                   7,611,250

--------------------------------------------------------------------------------
0.93   CONTAINERS
       Owens-Illinois Inc(a)                    46,400             2,047,400
--------------------------------------------------------------------------------
0.78   ELECTRIC UTILITIES
       Unicom Corp                              50,000             1,728,125
--------------------------------------------------------------------------------
1.40   ELECTRICAL EQUIPMENT
       General Electric                         34,500             3,081,281
--------------------------------------------------------------------------------
2.83   ELECTRONICS N                     SEMICONDUCTOR
       Applied Materials(a)                     56,500             1,892,750
       Intel Corp                               29,000             2,448,687
       Texas Instruments                        32,000             1,898,000
--------------------------------------------------------------------------------
                                                                   6,239,437
0.66   FOODS
       Tasty Baking                            100,000             1,462,500
--------------------------------------------------------------------------------
6.48   HEALTH CARE DRUGS N PHARMACEUTICALS
       AmeriSource Health Class A(a)            21,300             1,621,463
       Bristol-Myers Squibb                     24,100             2,745,894
       Merck & Co                               28,000             3,452,750
       Monsanto Co                              37,000             2,095,125
       SmithKline Beecham PLC
         Sponsored ADR
         Representing 5 Ord Shrs                37,000             2,118,250
       Warner-Lambert Co                        30,000             2,266,875
--------------------------------------------------------------------------------
                                                                  14,300,357
2.33   HOUSEHOLD PRODUCTS
       Colgate-Palmolive Co                     29,000             2,680,687
       Procter & Gamble                         31,000             2,460,625
--------------------------------------------------------------------------------
                                                                   5,141,312
2.79   INSURANCE
       CIGNA Corp                               49,000             3,237,062
       Travelers Property Casualty
         Class A                                67,500          $  2,919,375
--------------------------------------------------------------------------------
                                                                   6,156,437
0.93   MANUFACTURING
       Textron Inc                              27,700             2,046,338
--------------------------------------------------------------------------------
0.74   NATURAL GAS
       Coastal Corp                             50,000             1,637,500
--------------------------------------------------------------------------------
4.64   OIL & GAS RELATED
       Chevron Corp                             27,800             2,296,975
       EEX Corp(a)                             160,000             1,120,000
       Exxon Corp                               40,000             2,805,000
       Schlumberger Ltd                         36,000             2,180,250
       Unocal Corp                              56,000             1,834,000
--------------------------------------------------------------------------------
                                                                  10,236,225

--------------------------------------------------------------------------------
0.64   PAPER & FOREST PRODUCTS
       Fort James                               42,000             1,417,500
--------------------------------------------------------------------------------
1.00   PERSONAL CARE
       Gillette Co                              42,000             2,199,750
--------------------------------------------------------------------------------
1.21   POLLUTION CONTROL
       Republic Services Class A(a)            107,100             2,677,500
--------------------------------------------------------------------------------
9.04   RETAIL
       Consolidated Stores(a)                   71,500             2,404,188
       Dayton Hudson                            70,000             3,346,875
       Dollar General                           60,812             2,493,292
       Federated Department Stores(a)           45,000             2,382,188
       Penney (J C) Co                          31,000             1,819,313
       ProffittOs Inc(a)                        72,300             2,277,450
       Tandy Corp                               55,800             3,170,137
       Williams-Sonoma Inc(a)                   61,600             2,036,650
--------------------------------------------------------------------------------
                                                                  19,930,093
0.77   SAVINGS & LOAN
       Ahmanson (H F) & Co                      25,800             1,704,413
--------------------------------------------------------------------------------
3.48   SERVICES
       America Online(a)                        25,300             2,960,100
       Ceridian Corp(a)                         45,000             2,573,437
       Xerox Corp                               20,200             2,132,363
--------------------------------------------------------------------------------
                                                                   7,665,900
3.65   TELEPHONE
       Bell Atlantic                            51,600             2,341,350
       GTE Corp                                 50,000             2,718,750
       US WEST                                  56,000             2,989,000
--------------------------------------------------------------------------------
                                                                   8,049,100
1.25   TRUCKERS
       CNF Transportation                       63,500             2,746,375
--------------------------------------------------------------------------------
       TOTAL COMMON STOCKS
         (Cost $109,999,866)                                    $131,061,586
--------------------------------------------------------------------------------
34.00  FIXED INCOME SECURITIES
4.79   US Government Obligations
       US Treasury Notes
         6.875%, 5/15/2006                $  4,000,000             4,318,752
         5.500%, 5/31/2003                $  6,250,000             6,238,281
--------------------------------------------------------------------------------
           TOTAL US GOVERNMENT
             OBLIGATIONS
             (Cost $10,293,387)                                   10,557,033

--------------------------------------------------------------------------------
7.64   US Government Agency Obligations
       Freddie Mac, Gold
         Participation Certificates
         6.500%, 6/1/2011                 $  8,104,097             8,164,391
         6.500%, 9/1/2011                 $  8,129,318             8,189,799
       Student Loan Marketing
         Association, Notes
         Series CQ
         5.313%, 3/7/2001                 $    500,000               496,289
--------------------------------------------------------------------------------
           TOTAL US GOVERNMENT
             AGENCY OBLIGATIONS
             (Cost $16,293,405)                                   16,850,479
21.57  Corporate Bonds
1.20   AUTOMOBILES
       Auburn Hills Trust, Gtd
         Exchangeable Deb
         Certificates
         12.000%, 5/1/2020                $  1,000,000             1,624,759
       General Motors Acceptance
         Medium-Term Notes
         6.700%, 4/25/2001                $  1,000,000             1,015,937
--------------------------------------------------------------------------------
                                             2,640,696
0.76   BUILDING MATERIALS
       USG Corp, Sr Notes
         8.500%, 8/1/2005                 $  1,500,000             1,667,700
--------------------------------------------------------------------------------
11.49  ELECTRIC UTILITIES
       Boston Edison, Deb
         7.800%, 3/15/2023                $  1,925,000             2,028,018
       Carolina Power & Light
         1st Mortgage
         8.625%, 9/15/2021                $  1,000,000             1,252,648
         6.875%, 8/15/2023                $  1,000,000             1,006,240
       Commonwealth Edison
         1st Mortgage, Series 76
         8.250%, 10/1/2006                $  1,000,000             1,114,102
       Consumers Energy, 1st &
         Refunding Mortgage
         7.375%, 9/15/2023                $  2,000,000             2,072,862
       DQU-II Funding
         Collateral Lease
         8.700%, 6/1/2016                 $  2,000,000          $  2,232,040
       Detroit Edison, Secured
         Medium-Term
         Notes, Series C
         8.300%, 1/13/2023                $  1,000,000             1,101,312
       Jersey Central Power &
         Light, 1st Mortgage
         7.500%, 5/1/2023                 $  1,000,000             1,033,846
         6.750%, 11/1/2025                $  1,000,000               979,381
       Metropolitan Edison
         1st Mortgage Secured
         Medium-Term Notes
         Series B
         8.150%, 1/30/2023                $  2,000,000             2,166,888

       New York State Electric &
         Gas, 1st Mortgage
         8.300%, 12/15/2022               $  1,500,000             1,617,318
       Niagara Mohawk Power
         1st Mortgage
         9.750%, 11/1/2005                $  1,000,000             1,175,911
       Pacific Gas & Electric, 1st
         & Refunding Mortgage
                   Series 91A
             8.800%, 5/1/2024             $  1,000,000             1,281,342
                   Series 92B
             8.375%, 5/1/2025             $  1,050,000             1,142,932
       Pennsylvania Power &
         Light, 1st Mortgage
         8.500%, 5/1/2022                 $  1,500,000             1,683,315
       Potomac Electric Power
         1st Mortgage
         6.250%, 10/15/2007               $  1,500,000             1,532,418
       South Carolina Electric &
         Gas, 1st Mortgage
         8.875%, 8/15/2021                $  1,750,000             1,928,468
--------------------------------------------------------------------------------
                                                                  25,349,041
0.46   ENTERTAINMENT
       Time Warner, Deb
         6.850%, 1/15/2026                $  1,000,000             1,014,423
--------------------------------------------------------------------------------
0.63   HEALTH CARE DRUGS N PHARMACEUTICALS
       McKesson Corp, Sub Deb
         4.500%, 3/1/2004                 $  1,500,000             1,396,258
--------------------------------------------------------------------------------
1.04   INSURANCE
       Equitable Cos, Sr Notes
         9.000%, 12/15/2004               $  2,000,000             2,292,696
--------------------------------------------------------------------------------
0.45   LODGING N HOTELS
       Hilton Hotels, Sr Notes
         7.200%, 12/15/2009               $  1,000,000               995,109
--------------------------------------------------------------------------------
2.84   OIL & GAS RELATED
       Atlantic Richfield, Deb
         10.875%, 7/15/2005               $  1,500,000          $  1,895,407
         9.875%, 3/1/2016                 $  1,500,000             2,033,811
       Sun Inc, Deb
         9.375%, 6/1/2016                 $  2,000,000             2,326,580
--------------------------------------------------------------------------------
                                                                   6,255,798
0.73   PAPER & FOREST PRODUCTS
       QUNO Corp, Sr Notes
         9.125%, 5/15/2005                $  1,500,000             1,605,000
--------------------------------------------------------------------------------
0.69   TELECOMMUNICATIONS N CELLULAR
         & WIRELESS
       360 Communications
         Sr Notes
         6.650%, 1/15/2008                $  1,500,000             1,514,503
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.28   TELEPHONE
       Centel Capital, Deb
         9.000%, 10/15/2019               $  1,000,000             1,256,846
       Frontier Corp, Notes
         7.250%, 5/15/2004                $  1,500,000             1,576,699
--------------------------------------------------------------------------------
                                                                   2,833,545
       TOTAL CORPORATE BONDS
         (Cost $46,500,184)                                       47,564,769
       TOTAL FIXED INCOME
         SECURITIES
         (Cost $73,086,976)                                       74,972,281
1.14   OTHER SECURITIES
1.14   TOBACCO
       Cie Financiere Richemont AG A
         Units (Each unit consists of
         one bearer shr at 100 Swiss
         Francs par in the Company and
         one bearer participation
         certificate at no par
         issued by Richemont SA,
         Luxembourg)
         (Cost $2,624,350)                       1,800            2,505,871
--------------------------------------------------------------------------------
5.43   SHORT-TERM INVESTMENTS  N
         REPURCHASE AGREEMENTS
       Repurchase Agreement with
         State Street dated
         7/31/1998 due 8/3/1998
         at 5.580%, repurchased at
         $11,986,571
         (Collateralized by US
         Treasury Bonds, due
         8/15/2020 at 8.750%,
         value $12,232,908)
         (Cost $11,981,000)              $  11,981,000           11,981,000
--------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $197,692,192)
       (Cost for IncomeTax Purposes
       $197,702,999)                                           $220,520,738

--------------------------------------------------------------------------------
Multi-Asset Allocation Fund
69.30  COMMON STOCKS & WARRANTS

0.73   AEROSPACE & DEFENSE

       GenCorp Inc                                 500          $    11,531
       Lockheed Martin                             700               69,781
       United Technologies                         700               67,069
--------------------------------------------------------------------------------
                                                                    148,381

--------------------------------------------------------------------------------
0.12   AIR FREIGHT

       Airborne Freight                            400                9,550
       Expeditors International of
       Washington                                  400               15,950

--------------------------------------------------------------------------------
                                                                     25,500
0.95   AIRLINES

       AMR Corp                                  1,000               71,438
       America West Holdings Class B(a)            400                9,625

       British Airways PLC Sponsored
         ADR Representing 10 Ord Shrs              500               50,875

       Continental Airlines Class B(a)             600               32,100

       Swire Pacific Ltd Sponsored ADR
         Representing Class A Shrs               9,200               29,508

--------------------------------------------------------------------------------
                                                                    193,546
0.26   AUTO PARTS

       Arvin Industries                            800               31,100
       Borg-Warner Automotive                      300               14,119

       Detroit Diesel(a)                           400                8,550
--------------------------------------------------------------------------------
                                                                     53,769
1.07   AUTOMOBILES

       Chrysler Corp                               900               53,269
       Ford Motor                                2,100              119,569
       Volvo AB Sponsored ADR
         Representing Class B Shrs               1,500               46,031

--------------------------------------------------------------------------------
                                                                    218,869
5.22   BANKS

       Banc One                                  2,200              113,712
       BankAmerica Corp                          1,000               89,750
       Bankers Trust                               600               67,237
       Chase Manhattan                           2,056              155,485
       Commerce Bancorp                            125                5,687
       Den Danske Bank ADR Representing
         Ord Shrs                                  500               66,027

       Deutsche Bank AG Sponsored ADR
         Representing Ord Shrs                     700               55,101

--------------------------------------------------------------------------------

       Development Bank of Singapore Ltd
         Sponsored ADR Representing
         4 Foreign Shrs                          1,320          $    28,289

       First American                              800               37,600
       FirstBank Puerto Rico                       500               13,594

       Fleet Financial Group                       200               17,187

       HSBC Holdings PLC Sponsored ADR
         Representing 10 Ord Shrs                  200               48,790

       HUBCO Inc                                   400               12,975
       Imperial Bancorp(a)                       1,400               39,725
       Independent Bank                            400                7,150
       Istituto Mobiliare Italiano SpA
         Sponsored ADR
         Representing 3 Shrs                       500               27,656

       KeyCorp                                   1,200               40,800
       Mellon Bank                                 500               33,687
       National Australia Bank Ltd
         Sponsored ADR Representing
         5 Ord Shrs                                800               55,700

       NationsBank Corp                            300               23,925
       Riggs National                              400               11,050
       Silicon Valley Bancshares(a)                300                9,300

       Societe Generale Sponsored ADR
         Representing 1/5 Ord Shrs               1,200               57,827

       TR Financial                                400               15,100
       Union Planters                              291               15,837
       US Trust                                    200               16,063
--------------------------------------------------------------------------------
                                                                  1,065,254
1.28   BEVERAGES

       Canandaigua Brands Class A(a)               700               32,987

       Coca-Cola Co                                800               64,550
       Coca-Cola Enterprises                     2,000               65,875

       Kirin Brewery Ltd ADR
         Representing 10 Ord Shrs                  400               36,400

       PepsiCo Inc                               1,600               62,100
--------------------------------------------------------------------------------
                                                                    261,912
0.13   BIOTECHNOLOGY

       IDEC Pharmaceuticals(a)                    400                 9,475

       MedImmune Inc(a)                           300                17,634
--------------------------------------------------------------------------------
                                                                     27,109

--------------------------------------------------------------------------------
0.30   BROADCASTING

       Carlton Communications PLC
         Sponsored ADR Representing
         5 Ord Shrs                             1,500                61,500

--------------------------------------------------------------------------------
0.91   BUILDING MATERIALS

       Cemex SA de CV Sponsored ADR
         Representing 2 Series B Shrs           3,000                25,490

       Centex Construction Products               500                21,750

       General Cable                            1,600                46,500
       Southdown Inc                              400           $    25,025
       TJ International                           300                 6,975
       Texas Industries                           800                29,800
       USG Corp(a)                                600                30,825
--------------------------------------------------------------------------------
                                                                    186,365
0.50   CABLE

       Cablevision Systems Class A(a)             200                17,125

       MediaOne Group(a)                          800                38,650
       United Video Satellite Group
         Class A(a)                             1,300                45,338

--------------------------------------------------------------------------------
                                                                    101,113
1.83   CHEMICALS

       AKZO Nobel NV Sponsored ADR
         Representing Ord Shrs                    800                40,400

       BASF AG ADR Representing
         Ord Shrs                               1,000                45,964

       Bayer AG Sponsored ADR
         Representing Ord Shrs                  1,000                45,374

       Dexter Corp                                500                13,687
       Dow Chemical                               600                54,450
       du Pont (E I) de Nemours                 1,100                68,200

       NL Industries                              400                 8,300
       RPM Inc                                  4,900                77,788
       Rohm & Haas                                200                19,475
--------------------------------------------------------------------------------
                                                                    373,638

--------------------------------------------------------------------------------
0.52   COMMUNICATIONS N EQUIPMENT
       & MANUFACTURING

       Comverse Technology(a)                    260                 13,276

       Lucent Technologies                       700                 64,706
       Tekelec(a)                              1,400                 28,000
--------------------------------------------------------------------------------
                                                                    105,982
4.35   COMPUTER RELATED

       Avid Technology(a)                       400                  14,025
       BancTec Inc(a)                         1,000                  16,062
       CHS Electronics(a)                     2,300                  39,388
       Cisco Systems(a)                         400                  38,300
       Citrix Systems(a)                        400                  25,475
       Computer Associates International      1,100                  36,506

       Dell Computer(a)                       1,200                 130,313
       Hyperion Software(a)                   1,000                  26,750
       Information Management
         Resources(a)                           400                  10,600

       Inter-Tel Inc                            900                  14,428
       International Business Machines        1,700                 225,250

       Legato Systems(a)                        300                  13,050
       Manugistics Group(a)                     400                   8,700
       MICROS Systems(a)                        300             $    11,250
       Microsoft Corp(a)                      1,900                 209,237
       Quantum Corp(a)                          800                  14,000
       Stratus Computer(a)                      500                  14,375
       Symantec Corp(a)                         400                   9,700
       Systems & Computer Technology(a)       1,400                  30,800

--------------------------------------------------------------------------------
                                                                    888,209
0.65   CONSUMER FINANCE

       American Express                       1,100                 121,413
       FIRSTPLUS Financial Group(a)             300                  11,700

--------------------------------------------------------------------------------
                                                                    133,113
0.32   CONTAINERS

       Amcor Ltd Sponsored ADR
         Representing 4 Ord Shrs              2,000                  33,500

       Owens-Illinois Inc(a)                    700                  30,888

--------------------------------------------------------------------------------
                                                                     64,388

1.59   ELECTRIC UTILITIES

       AES Corp(a)                              600                  27,488
       CILCORP Inc                              300                  14,044
       Cleco Corp                               400                  11,875
       Commonwealth Energy System SBI           400                  14,200

       Endesa SA Sponsored ADR
         Representing Ord Shrs                2,000                  43,625

       GPU Inc                                1,100                  39,325
       Hawaiian Electric Industries             300                  11,344

       MidAmerican Energy Holdings            2,400                  48,900

       Minnesota Power                          200                   7,887
       PacifiCorp                             1,800                  38,587
       PowerGen PLC Sponsored ADR
         Representing 4 Ord Shrs              1,000                  53,500

       SIGCORP Inc                              450                  13,613
--------------------------------------------------------------------------------
                                                                    324,388
1.83   ELECTRICAL EQUIPMENT

       C&D Technologies                         200                   5,287
       General Electric                       3,300                 294,731
       Hitachi Ltd Sponsored ADR
         Representing 10 Shrs                   600                  37,575

       Kyocera Corp Sponsored ADR
         Representing 2 Shrs                    350                  35,175

--------------------------------------------------------------------------------
                                                                    372,768
0.32   ELECTRONICS

       SCI Systems(a)                         1,300                  51,188
       Superior Telecom                         400                  13,800
--------------------------------------------------------------------------------
                                                                     64,988
1.11   ELECTRONICS N SEMICONDUCTOR

       DII Group(a)                             500                   8,125
       DSP Group(a)                             700            $     14,087
       Dallas Semiconductor                     800                  25,700
       Integrated Circuit Systems(a)            700                   8,925

       Intel Corp                             2,000                 168,875
--------------------------------------------------------------------------------
                                                                    225,712

--------------------------------------------------------------------------------
0.20   ENGINEERING & CONSTRUCTION

       Jacobs Engineering Group(a)              600                   17,625

       NVR Inc(a)                               600                   23,625
--------------------------------------------------------------------------------
                                             41,250
0.22   ENTERTAINMENT

       Disney (Walt) Co                       1,300                   44,769
--------------------------------------------------------------------------------
0.78   FINANCIAL

       Associates First Capital Class A       1,745                  135,565

       Doral Financial                          300                    5,587
       Fannie Mae                               300                   18,600
--------------------------------------------------------------------------------
                                                                     159,752
2.16   FOODS

       Associated British Foods PLC
         ADR Representing Ord Shrs            6,000                   56,589

       Dean Foods                             1,500                   82,219
       Dole Food                              2,300                  108,387
       Groupe Danone Sponsored ADR
         Representing 1/5 Shrs                  400                   23,850

       Nestle SA Sponsored ADR
         Representing 1/20
         Registered Shrs                        500                   51,930

       Sara Lee                                 500                   25,063
       Smithfield Foods(a)                      500                   11,875
       Unigate PLC ADR Representing
         Ord Shrs                             2,500                   24,642

       Unilever NV New York Shrs                800                   55,600

--------------------------------------------------------------------------------
                                                                     440,155
0.11   GAMING

       Anchor Gaming(a)                         300                   20,400
       Grand Casinos(a)                         200                    2,487
--------------------------------------------------------------------------------
                                                                      22,887
0.21   GOLD & PRECIOUS METALS MINING

       Rio Tinto Ltd Sponsored ADR
         Representing 4 Ord Shrs              1,000                   43,772

--------------------------------------------------------------------------------
4.85   HEALTH CARE DRUGS N PHARMACEUTICALS

       Abbott Laboratories                    3,400                  141,313
       ALPHARMA Inc Class A                   1,300                   32,175
       Astra AB Sponsored ADR
         Representing Series A Shrs           3,500                   66,938

       Bindley Western Industries               933                   28,573

       Bristol-Myers Squibb                     400                   45,575
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Shares, Units
                                          or Principal
%      Description                              Amount                 Value
--------------------------------------------------------------------------------
       General Nutrition(a)                     600             $     17,175
       Glaxo Wellcome PLC Sponsored
         ADR Representing 2 Ord Shrs          1,000                   60,813

       Herbalife International Class A          100                    1,906

       Johnson & Johnson                      1,600                  123,600
       Lilly (Eli) & Co                       1,700                  114,325
       Merck & Co                             1,800                  221,962
       Novartis AG Sponsored ADR
         Representing 1/20 Shrs                 700                   59,035

       Novo-Nordisk A/S Sponsored ADR
         Representing 1/2 Class B Shrs          700                   46,200

       Warner-Lambert Co                        400                   30,225
--------------------------------------------------------------------------------
                                                                     989,815
1.81   HEALTH CARE RELATED

       ATL Ultrasound(a)                        800                   40,075
       Arterial Vascular Engineering(a)         500                   19,750
       Assisted Living Concepts(a)            1,100                   14,987

       Baxter International                     800                   47,800
       Express Scripts Class A(a)               400                   29,413

       Hanger Orthopedic Group(a)               500                    8,500

       Hooper Holmes                            600                   12,000
       Integrated Health Services               400                   12,400

       NovaCare Inc(a)                        2,100                   21,000
       Safeskin Corp(a)                       1,200                   45,075
       SonoSight Inc(a)                           1                        8
       STERIS Corp(a)                           700                   42,700
       Sun Healthcare Group(a)                1,700                   24,863

       Theragenics Corp(a)                    1,000                   16,375
       Trigon Healthcare(a)                   1,100                   34,444
--------------------------------------------------------------------------------
                                                                     369,390
0.35   HOMEBUILDING

       MDC Holdings                           1,200                   24,675
       Nortek Inc(a)                            300                    9,637
       Pulte Corp                               500                   14,156
       US Home(a)                               600                   22,463
--------------------------------------------------------------------------------
                                                                      70,931
0.20   HOUSEHOLD FURNITURE & APPLIANCES

       Ethan Allen Interiors                    700                   28,919

       Furniture Brands International(a)        400                   11,300

--------------------------------------------------------------------------------
                                                                      40,219

--------------------------------------------------------------------------------
0.58   HOUSEHOLD PRODUCTS

       Colgate-Palmolive Co                     600                   55,462
       Procter & Gamble                         800                   63,500
--------------------------------------------------------------------------------
                                                                     118,962
2.22   INSURANCE

       CIGNA Corp                             1,200             $     79,275
       Delphi Financial Group(a)                400                   22,450
       Fidelity National Financial            1,000                   37,687

       Guarantee Life                           600                   12,712
       ING Groep NV Sponsored ADR
         Representing Ord Shrs                1,000                   74,875

       LandAmerica Financial Group              300                   16,462

       Life Re                                  200                   18,237
       Orion Capital                            700                   33,862
       Presidential Life                        700                   14,788
       Reliance Group Holdings                4,400                   76,175

       Travelers Group                        1,000                   67,000
--------------------------------------------------------------------------------
                                                                     453,523

0.78   INVESTMENT BANK/BROKER FIRM

       Advest Group                             700                   18,681
       Bear Stearns                           1,700                   95,625
       Dain Rauscher                            500                   27,000
       Morgan Stanley Dean Witter & Co          200                   17,412

--------------------------------------------------------------------------------
                                                                     158,718
0.50   IRON & STEEL

       AK Steel Holding                         900                   14,344
       National Steel Class B                 2,300                   22,425

       USX-US Steel Group                     2,400                   64,650
--------------------------------------------------------------------------------
                                                                     101,419
0.35   LODGING N HOTELS

       Bristol Hotel & Resorts(a)(d)            150                    1,041

       Host Marriott(a)                       1,700                   28,794
       Marriott International Class A         1,300                   42,250

--------------------------------------------------------------------------------
                                                                      72,085

--------------------------------------------------------------------------------
0.63   MACHINERY

       Asyst Technologies(a)                  1,100                   14,781

       Caterpillar Inc                          600                   29,100
       Cincinnati Milacron                      500                   10,937
       Deere & Co                               500                   20,094
       Gencor Industries                        100                    1,700
       Graco Inc                                500                   14,062
       Manitowoc Co                             450                   15,075
       NACCO Industries Class A                 100                   11,531

       Terex Corp(a)                            600                   12,563
--------------------------------------------------------------------------------
                                                                     129,843
1.17   MANUFACTURING
       RWE AG Sponsored ADR
         Representing Ord Shrs                1,000                   54,258

       Robbins & Myers                          600                   17,100
       Textron Inc                              500                   36,938
       Tyco International Ltd                 2,100             $    130,069
--------------------------------------------------------------------------------
                                                                     238,365
0.63   NATURAL GAS

       Coastal Corp                           1,800                   58,950
       MCN Energy Group                       1,700                   42,181
       New Jersey Resources                     400                   13,700
       ONEOK Inc                                400                   13,650
--------------------------------------------------------------------------------
                                                                     128,481
0.53   OFFICE EQUIPMENT & SUPPLIES

       Canon Inc Sponsored ADR
         Representing Ord Shrs                1,100                   25,231

       Knoll Inc(a)                             800                   28,300
       United Stationers(a)                     800                   54,300
--------------------------------------------------------------------------------
                                                                     107,831
3.72   OIL & GAS RELATED

       Cliffs Drilling(a)                       400                    8,225
       Cooper Cameron(a)                      1,600                   56,100
       Daniel Industries                      1,400                   23,975
       Elf Aquitaine SA Sponsored ADR
         Representing 1/2 Ord Shrs              600                   38,925

       Energen Corp                             800                   13,750
       Exxon Corp                             1,400                   98,175
       Marine Drilling(a)                     1,300                   14,462
       Maverick Tube(a)                       1,400                   11,550
       Mobil Corp                             1,700                  118,575
       Newpark Resources(a)                     900                    8,325
       Norsk Hydro A/S Sponsored ADR
         Representing Ord Shrs                  800                   35,400

--------------------------------------------------------------------------------
       Phillips Petroleum                     3,000                  132,563
       Repsol SA Sponsored ADR
         Representing Ord Shrs                1,000                   53,688

       Royal Dutch Petroleum New
         York Shrs                              900                   45,900

       Valero Energy                          1,800                   43,088
       Veritas DGC(a)                           900                   29,925
       Yacimientos Petroliferos
         Fiscades SA Sponsored ADR
         Representing Class D Shrs              900                   26,325

--------------------------------------------------------------------------------
                                                                     758,951
0.06   PERSONAL CARE

       Rexall Sundown(a)                        400                   12,075
--------------------------------------------------------------------------------
0.27   PHOTOGRAPHY & IMAGING

       Fuji Photo Film Ltd ADR
         Representing Shrs                    1,500                   54,938

--------------------------------------------------------------------------------
1.08     PUBLISHING

       American Greetings Class A                1,800                 83,138

       Consolidated Graphics(a)                    300                 17,644
       Gannett Co                                1,300           $     83,119
       Media General Class A                       400                 18,625
       Valassis Communications(a)                  500                 18,969

--------------------------------------------------------------------------------
                                                                      221,495
11.88  REAL ESTATE INVESTMENT TRUST

       American General Hospitality              2,700                 51,469

       Apartment Investment &
         Management Class A                      1,400                 53,200

       Arden Realty                              2,700                 63,788
       Avalon Bay Communities                      900                 32,287

       Bedford Property Investors                2,400                 44,850

       CBL & Associates Properties               3,900                 94,819

       Cabot Industrial Trust                    1,000                 18,937

       Camden Property Trust SBI                 1,034                 29,792

       CarrAmerica Realty                        3,200                 86,200
       Catellus Development(a)                   2,500                 40,781

       Chelsea GCA Realty                          400                 14,500
       Crescent Real Estate Equities               800                 23,500

       EastGroup Properties SBI                  1,400                 26,250

       Equity Office Properties Trust SBI        3,131                 77,884

       Equity Residential Properties
         Trust SBI                               1,500                 63,000

       Essex Property Trust                      3,100                 94,550
       Excel Realty Trust                          900                 23,512
       FelCor Lodging Trust                      1,506                 41,589
       First Industrial Realty Trust             3,000                 82,875

       Gables Residential Trust SBI              2,300                 61,669

       General Growth Properties                 1,000                 36,375

       Glenborough Realty Trust                  1,700                 41,862

       Healthcare Realty Trust                   1,100                 31,075

       Highwoods Properties                      2,500                 77,344
       Hospitality Properties Trust                800                 23,150

       JDN Realty                                1,800                 38,700
       JP Realty                                   600                 13,275
       Kimco Realty                              1,050                 38,850
       Koger Equity                              3,100                 57,737
       Liberty Property Trust SBI                3,500                 87,719

       MGI Properties                            1,900                 49,994
       Macerich Co                                 300                  8,194
       Mack-Cali Realty                          1,800                 55,912
       Pan Pacific Retail Properties               700                 14,438

       Patriot American Hospitality              4,798                 91,162

       Philips International Realty              2,000                 32,500

       Prentiss Properties Trust                 4,700                111,919

       Prime Group Realty Trust                    700                 12,863

       Public Storage                            1,700                 45,050
       SL Green Realty                           2,200                 48,400
       Shurgard Storage Centers Class A          3,100                 85,250

       Simon DeBartolo Group                     1,600                 49,800

       Smith (Charles E) Residential
         Realty                                  1,300                 40,300

--------------------------------------------------------------------------------

                                         Shares, Units
                                          or Principal
%      Description                              Amount                 Value
--------------------------------------------------------------------------------
       Starwood Hotels & Resorts
         Trust                                   2,300        $        94,444

       Sun Hung Kai Properties Ltd
         Sponsored ADR
         Representing Ord Shrs                   5,500                 20,374

       Sunstone Hotel Investors                  2,500                 27,813

       Tower Realty Trust                        2,000                 45,750
       TriNet Corporate Realty Trust               800                 26,350

       Vornado Realty Trust SBI                  1,700                 61,413

       Weeks Corp                                1,100                 31,763
--------------------------------------------------------------------------------
                                                                    2,425,228
0.41   REAL ESTATE RELATED

       Excel Legacy(a)                             900                  4,162
       Kilroy Realty                             2,100                 47,644
       Parkway Properties                        1,100                 32,725
       Security Capital Group Warrants
         (Exp 9/1998)(a)                            35                      4

--------------------------------------------------------------------------------
                                                                       84,535
0.36   RESTAURANTS

       Brinker International(a)                  2,000                 39,000

       CEC Entertainment(a)                        700                 18,725
       CKE Restaurants                             235                  8,783
       Cheesecake Factory(a)                       400                  7,800
--------------------------------------------------------------------------------
                                                                       74,308
2.15   RETAIL

       Abercrombie & Fitch Class A(a)              400                 18,575

       Ames Department Stores(a)                   400                  8,550

       Costco Cos(a)                             1,300                 73,775
       Dayton Hudson                             2,400                114,750
       Footstar Inc(a)                             800                 29,650
       Penney (J C) Co                             400                 23,475
       Pier 1 Imports                            1,125                 17,508
       Safeway Inc(a)                            2,500                110,781
       Shopko Stores(a)                            600                 17,550
       Wal-Mart Stores                             400                 25,250
--------------------------------------------------------------------------------
                                                                      439,864
0.52   SAVINGS & LOAN

       Astoria Financial                           300                 15,037
       Downey Financial                          1,000                 32,500
       FirstFed Financial(a)                     1,600                 34,800
       Flagstar Bancorp                            400                  9,950
       Peoples Heritage Financial Group            600                 13,575

--------------------------------------------------------------------------------
                                                                      105,862

--------------------------------------------------------------------------------
0.77   SERVICES

       Budget Group Class A(a)                     800                 21,500

       Gerber Scientific                         1,300                 36,237
       Mastech Corp(a)                             800           $     19,100
       Norrell Corp                                500                  9,594
       Romac International(a)                      800                 20,600

       StaffMark Inc(a)                            300                  8,025
       Xerox Corp                                  400                 42,225
--------------------------------------------------------------------------------
                                                                      157,281
0.19   SPECIALTY PRINTING

       Dai Nippon Printing Ltd ADR
         Representing 10 Ord Shrs                  200                 31,861

       Mail-Well Inc(a)                            400                  7,400
--------------------------------------------------------------------------------
                                                                       39,261
0.19   TELECOMMUNICATIONS -- CELLULAR
       & WIRELESS

       Centennial Cellular Class A(a)              600                 24,337

       Powertel Inc(a)                             400                  7,100
       WinStar Communications(a)                   200                  6,600

--------------------------------------------------------------------------------
                                                                       38,037
1.54   TELECOMMUNICATIONS -- LONG DISTANCE

       AT&T Corp                                 2,000                121,250
       British Telecommunications PLC
         Sponsored ADR Representing
         10 Ord Shrs                               500                 73,063

       Dycom Industries(a)                         700                 24,062
       Pacific Gateway Exchange(a)                 200                  8,000

       SmarTalk TeleServices(a)                  1,200                 19,875

       Telecom Italia SpA Sponsored
         ADR Representing 10 Ord Shrs              800                 68,550

--------------------------------------------------------------------------------
                                                                      314,800
2.35   TELEPHONE

       Ameritech Corp                            4,600                226,263
       BellSouth Corp                              300                 20,494
       e.spire Communications(a)                 1,100                 22,000

       Portugal Telecom SA Sponsored
         ADR Representing Ord Shrs               1,000                 56,000

       SBC Communications                        3,200                130,800
       Telefonos de Mexico SA de CV
         Class L Sponsored ADR
         Representing 20 Series L Shrs             500                 25,000

--------------------------------------------------------------------------------
                                                                      480,557
0.44   TEXTILE N APPAREL MANUFACTURING

       Burlington Industries(a)                  1,300                 13,569

       Jones Apparel Group(a)                    2,600                 67,925

       Nautica Enterprises(a)                      300                  7,734

--------------------------------------------------------------------------------
                                                                       89,228
0.11   TEXTILE N HOME FURNISHINGS

       Springs Industries Class A                  600                 22,988

--------------------------------------------------------------------------------
0.58   TOBACCO

       Philip Morris                             2,700          $     118,294
--------------------------------------------------------------------------------
0.37   TOYS

       Nintendo Ltd ADR Representing
         1/8 Shrs                                6,300                 75,000

--------------------------------------------------------------------------------
0.04   TRUCKERS

       Johnstown America Industries(a)             500                  8,375

--------------------------------------------------------------------------------
       TOTAL COMMON STOCKS &
         WARRANTS
         (Cost $12,879,000)                                        14,149,748

0.36   PREFERRED STOCKS

0.36   REAL ESTATE INVESTMENT TRUST

       Home Ownership Funding
         13.331%(b), Stepdown Pfd(c)                40                 38,050

       Kimco Realty, Class D
         Conv Depository Shrs
         7.500%                                    216                  5,549

       Tier I Properties, 11.095%(b)
         Stepdown Pfd(c)                            30                 30,525

--------------------------------------------------------------------------------
       TOTAL PREFERRED STOCKS
         (Cost $74,398)                                                74,124

--------------------------------------------------------------------------------
18.33  FIXED INCOME SECURITIES

6.18   US Government Obligations

       US Treasury Bonds
         7.875%, 2/15/2021(f)             $    375,000                470,859

       US Treasury Notes
         7.500%, 11/15/2001               $    675,000                714,024
         6.375%, 8/15/2002                $     75,000                 77,156
--------------------------------------------------------------------------------
           TOTAL US GOVERNMENT
             OBLIGATIONS
             (Cost $1,260,152)                                      1,262,039

4.52   US Government Agency Obligations
       Fannie Mae, Gtd Pass-Through
         Certificates
         9.000%, 12/1/2006                   $  49,243                 51,307
         9.000%, 8/1/2007                       40,471                 42,167
         7.000%, 1/1/2028                    $ 191,584                194,362
         7.000%,
         9/25/2028(e)                        $ 125,000                126,680
         6.500%, 9/1/2027                    $  66,992                 66,689
         6.000%, 4/1/2024                    $  40,566                 39,664
       Federal Home Loan Bank
         5.700%, 2/22/2000                   $ 100,000                 99,607

       Freddie Mac, Gold
         Participation Certificates
         9.000%, 1/1/2005                    $  17,354                 17,949
         9.000%, 1/1/2007                    $  19,136                 19,843
         8.000%, 8/1/2017                    $  24,598                 25,323
         6.000%, 3/1/2013                    $  97,462                 96,459

       Freddie Mac, Multiclass
         Mortgage, Gtd
         Participation Certificates
         Series 1449, Class E
         6.000%, 11/15/2005                 $  79,672           $      79,582

         Government National Mortgage
         Association, REMIC
         Pass-Through Certificates
         Series 1996-13, Class G
         7.000%, 1/16/2007                  $  62,529                  62,954

--------------------------------------------------------------------------------
          TOTAL US GOVERNMENT
             AGENCY OBLIGATIONS
             (Cost $917,072)                                          922,586

--------------------------------------------------------------------------------
0.86   Mortgage-Backed Securities
0.86   CONSUMER FINANCE
       Delta Funding Home Equity
         Loan Trust, Series 1998-2
         Class A4F, 6.380%
         9/15/2026                          $  70,000                  69,823

       Green Tree Financial Home
         Equity Loan Trust, Notes
         Series 1998-C, Class A5
         6.390%, 7/15/2029                  $  30,000                  29,898

       IMC Home Equity Loan Trust
         Pass-Through Certificates
         Series 1998-1, Class A3
         6.410%, 4/20/2018                  $  75,000                  75,425

--------------------------------------------------------------------------------
           TOTAL MORTGAGE-BACKED
             SECURITIES
             (Cost $174,966)                                          175,146

6.77   Corporate Bonds

0.25   COMMUNICATIONS N EQUIPMENT
         & MANUFACTURING

       Motorola Inc, Deb
         8.400%, 8/15/2031                  $  40,000                  50,672

--------------------------------------------------------------------------------
0.29   CONSUMER FINANCE

       Beneficial Corp, Deb
         8.400%, 5/15/2008                  $  50,000                  58,449

--------------------------------------------------------------------------------
1.28     FINANCIAL

       American General Finance
         Sr Notes
         6.875%, 1/15/2000                  $  75,000                  75,896

       Associates Corp of North
         America, Sr Notes
         7.750%, 2/15/2005                  $ 100,000                 108,215

       Commercial Credit, Notes
         6.625%, 6/1/2015                   $  75,000                  76,291

--------------------------------------------------------------------------------
                                                                      260,402

--------------------------------------------------------------------------------
0.62   INVESTMENT BANK/BROKER FIRM

       Bear Stearns, Sr Notes
         6.625%, 10/1/2004                  $  50,000           $      50,938

       Salomon Inc, Sr Notes
            6.700%, 7/5/2000                $  75,000                  75,940
--------------------------------------------------------------------------------
                                                                      126,878

0.39   MANUFACTURING

       Tyco International Group SA
         Gtd Notes, 7.000%
          6/15/2028                         $  80,000                  80,290

--------------------------------------------------------------------------------
1.00   REAL ESTATE INVESTMENT TRUST

       Highwoods/Forsyth LP
         Sr Notes
         7.500%, 4/15/2018                  $  35,000                  35,657

       Kimko Realty
         Medium-Term Notes
         7.060%, 7/14/2009                  $  50,000                  49,817

       Spieker Properties LP, Notes
         6.750%, 1/15/2008                  $  80,000                  78,967

       Weingarten Realty Investors
         Medium-Term Notes
         Series A
         6.900%, 11/24/2008                 $  40,000                  40,241

--------------------------------------------------------------------------------
                                                                      204,682
1.21   RETAIL

       Dayton Hudson, Notes
         7.500%, 7/15/2006                  $  75,000                  80,840

       Federated Department Stores
         Deb, 7.000%
         2/15/2028                          $  85,000                  84,376

       Neiman Marcus Group, Deb
         7.125%, 6/1/2028                   $  80,000                  80,902

--------------------------------------------------------------------------------
                                                                      246,118
0.36   SERVICES

       Hertz Corp, Sr Notes
         6.000%, 2/1/2001                   $  75,000                  74,573

--------------------------------------------------------------------------------
0.61  TELECOMMUNICATIONS -- LONG DISTANCE

       BellSouth Telecommunications
         Deb, 5.850%
         11/15/2045                         $  50,000                  50,329

       MCI Communications, Notes
         6.125%, 4/15/2002                  $  75,000                  74,955

--------------------------------------------------------------------------------
                                                                      125,284

--------------------------------------------------------------------------------
0.76   TELEPHONE

       GTE Corp, Deb
         10.250%, 11/1/2020                 $  100,000                111,957
          7.510%, 4/1/2009                  $   40,000                 43,330

--------------------------------------------------------------------------------
                                                                      155,287
           TOTAL CORPORATE BONDS
             (Cost $1,369,214)                                      1,382,635

--------------------------------------------------------------------------------
                                         Shares, Units
                                          or Principal
%      Description                              Amount                 Value
--------------------------------------------------------------------------------
       TOTAL FIXED INCOME SECURITIES
         (Cost $3,721,404)                                      $   3,742,406

--------------------------------------------------------------------------------
12.01  SHORT-TERM INVESTMENTS --
        REPURCHASE AGREEMENTS

       Repurchase Agreement  with
       State Street dated
       7/31/1998 due 8/3/1998
       at 5.580%,  repurchased
       at $2,454,141
       (Collateralized by US
       Treasury Bonds due
       8/15/2021 at 8.125%,
       value $2,515,862)
       (Cost $2,453,000)                    $2,453,000              2,453,000

--------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT
          SECURITIES AT VALUE
       (Cost $19,127,802)

       (Cost for Income Tax Purposes
       $19,165,786)                                               $20,419,278



--------------------------------------------------------------------------------

(a)  Security is non-income producing.
(b) Security is a perpetual stepdown. Stepdown securities are obligations which decrease the interest payment rate at a specific point in time. Rate shown reflects current rate which will step down at a future date.
(c) Securities aquired pursuant to Rule 144A. The Fund deems such securities to be liquid since an institutional market exists.
(d)  Security is a When Issued security.
(e)  Security is a To-Be-Announced (TBA) security.
(f)  Security is partially designated as collateral for a TBA security.

See Notes to Financial Statements

Statement of Assets and Liabilities
July 31, 1998

                                               Balanced             Multi-Asset
                                                   Fund         Allocation Fund

--------------------------------------------------------------------------------
ASSETS

Investment Securities:

   At Cost(a)                               $   197,692,192    $    19,127,802

--------------------------------------------------------------------------------
   At Value(a)                              $   220,520,738    $    20,419,278

Cash                                                    366             94,084
Receivables:

   Investment Securities Sold                             0            355,601

   Fund Shares Sold                                 279,974            149,450

   Dividends and Interest                         1,302,617             82,008

Prepaid Expenses and Other Assets                    23,016             12,644

--------------------------------------------------------------------------------
TOTAL ASSETS                                    222,126,711         21,113,065

LIABILITIES

Payables:

   Distributions to Shareholders                     37,957              1,766

   Investment Securities Purchased                3,853,011            142,074

   Fund Shares Repurchased                        1,545,393              4,248

Accrued Distribution Expenses                        46,538              4,581

Accrued Expenses and Other Payables                  20,294             15,200
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                 5,503,193            167,869
Net Assets at Value                         $   216,623,518    $    20,945,196

--------------------------------------------------------------------------------
NET ASSETS
Paid-in Capital(b)                          $   183,658,212    $    18,108,174

Accumulated Undistributed
 Net Investment Income                               14,553              8,802

Accumulated Undistributed
 Net Realized Gain on Investment Securities and
 Foreign Currency Transactions                   10,122,131          1,536,744

Net Appreciation of Investment Securities
 and Foreign Currency Transactions               22,828,622          1,291,476

--------------------------------------------------------------------------------
Net Assets at Value                         $   216,623,518    $    20,945,196

--------------------------------------------------------------------------------
Shares Outstanding                               13,786,868          1,615,367

Net Asset Value, Offering and Redemption
Price per Share                            $          15.71    $         12.97


--------------------------------------------------------------------------------

(a) Investment securities at cost and value at July 31, 1998 include repurchase agreements of $11,981,000 and $2,453,000 for Balanced and Multi-Asset Allocation Funds, respectively.

(b) The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

Statement of Operations
Year Ended July 31, 1998
                                               Balanced            Multi-Asset
                                                   Fund        Allocation Fund

--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME

Dividends                                   $     1,386,453    $       282,189

Interest                                          4,951,420            322,981

   Foreign Taxes Withheld                           (10,905)            (7,548)

--------------------------------------------------------------------------------
   TOTAL INCOME                                   6,326,968            597,622

EXPENSES

Investment Advisory Fees                          1,115,082            136,420

Distribution Expenses                               464,902             45,473

Transfer Agent Fees                                 447,515             64,749

Administrative Fees                                  37,877             12,728

Custodian Fees and Expenses                          23,003             18,097

DirectorsO Fees and Expenses                         17,666              9,854

Professional Fees and Expenses                       25,188             14,977

Registration Fees and Expenses                       64,433             35,185

Reports to Shareholders                              65,197              8,027

Other Expenses                                       14,940              4,228

--------------------------------------------------------------------------------
   TOTAL EXPENSES                                 2,275,803            349,738

   Fees and Expenses Absorbed by Investment Adviser       0            (69,146)

   Fees and Expenses Paid Indirectly                (11,494)            (7,734)

--------------------------------------------------------------------------------
      NET EXPENSES                                2,264,309            272,858

NET INVESTMENT INCOME                             4,062,659            324,764

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

Net Realized Gain (Loss) on:

   Investment Securities                         16,103,608          2,123,230

   Foreign Currency Transactions                   (443,603)                39

--------------------------------------------------------------------------------
      Total Net Realized Gain                    15,660,005          2,123,269

--------------------------------------------------------------------------------
Change in Net Appreciation (Depreciation)
   Investment Securities                          1,850,574         (1,205,641)

   Foreign Currency Transactions                    502,422                  0

--------------------------------------------------------------------------------
      Total Net Appreciation (Depreciation)       2,352,996         (1,205,641)

NET GAIN ON INVESTMENT SECURITIES AND FOREIGN
   CURRENCY TRANSACTIONS                         18,013,001            917,628

--------------------------------------------------------------------------------
Net Increase in Net Assets from Operations  $    22,075,660    $     1,242,392
================================================================================

See Notes to Financial Statements


Statement of Changes in Net Assets

Year Ended July 31


                                                               Balanced                  Multi-Asset
                                                                   Fund              Allocation Fund
----------------------------------------------------------------------------------------------------------------------
                                                  1998                  1997                1998               1997

OPERATIONS

Net Investment Income                     $     4,062,659       $     3,268,902     $       324,764    $       294,219

Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                15,660,005            12,406,672           2,123,269          1,555,676

Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                        2,352,996            19,416,347          (1,205,641)         1,745,166

----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                             22,075,660            35,091,921           1,242,392          3,595,061

DISTRIBUTIONS TO SHAREHOLDERS

Net Investment Income                          (4,196,252)           (3,256,031)           (332,439)          (292,965)

Net Realized Gain on Investment Securities
   and Foreign Currency Transactions          (17,002,689)           (7,920,456)         (1,829,971)          (828,800)

----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           (21,198,941)          (11,176,487)         (2,162,410)        (1,121,765)

FUND SHARE TRANSACTIONS

Proceeds from Sales of Shares                 158,521,941           157,332,062          20,967,276         42,685,783

Reinvestment of Distributions                  20,128,818            10,886,903           2,099,585          1,101,635

----------------------------------------------------------------------------------------------------------------------
                                              178,650,759           168,218,965         23,066,861          43,787,418

Amounts Paid for Repurchases of Shares       (124,824,681)         (145,279,529)       (18,318,989)        (38,716,952)


----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                     53,826,078            22,939,436          4,747,872           5,070,466

Total Increase in Net Assets                   54,702,797            46,854,870          3,827,854           7,543,762

NET ASSETS

Beginning of Period                           161,920,721           115,065,851         17,117,342           9,573,580

----------------------------------------------------------------------------------------------------------------------
End of Period                             $   216,623,518       $   161,920,721     $   20,945,196     $    17,117,342

----------------------------------------------------------------------------------------------------------------------




Accumulated Undistributed Net
   Investment Income Included in
   Net Assets at End of Period            $        14,553       $       148,050     $        8,802     $       10,855

----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS

Shares Sold                                    10,124,221            10,958,657          1,548,553          3,446,561

Shares Issued from Reinvestment
 of Distributions                               1,391,923               779,085            169,072             91,434

----------------------------------------------------------------------------------------------------------------------
                                               11,516,144            11,737,742          1,717,625          3,537,995

Shares Repurchased                             (7,941,260)          (10,136,122)        (1,347,587)        (3,121,290)

----------------------------------------------------------------------------------------------------------------------
Net Increase in Fund Shares                     3,574,884             1,601,620            370,038            416,705


-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

Notes to Financial Statements

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Flexible Funds, Inc. (formerly known as INVESCO Multiple Asset Funds, Inc.) (the "Fund") is incorporated in Maryland and presently consists of two separate Funds:
Balanced Fund and Multi-Asset Allocation Fund. On August 4, 1998, the board of directors of the Fund approved a name change to INVESCO Flexible Funds, Inc. The investment objectives of each Fund are to achieve a high total return on investment  through  capital  appreciation  and  current  income.  The  Fund  is
registered  under  the  Investment   Company  Act  of  1940  (the "Act")  as  a
diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the FundOs board of directors.
        Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Funds board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
        Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
        Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
        Assets and liablities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

B. TO-BE-ANNOUNCED SECURITIES --To-Be-Announced ("TBA") securities held by the Fund are fully collateralized by other securities and such collateral is in the possession of the FundOs custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the TBA securities.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

D. DOLLAR ROLL TRANSACTIONS --The Fund may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. These amounts are included in interest income. The Fund maintains segregated assets, the dollar value of which meets or exceeds its obligations with respect to dollar rolls.

E. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME --Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
        The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such foreign investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
        The Funds use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
        Investments in securities of governmental agencies may only be guaranteed by the respective agencys limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

F. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        Balanced Fund incurred and elected to defer post-October 31 net capital losses of $124 to the year ended July 31, 1999. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
        Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended July 31, 1998, 7.02% for Balanced Fund and 10.09% for Multi-Asset Allocation Fund qualified for the dividends received deduction available to the FundOs corporate shareholders.
        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS --Dividends and distributions to shareholders are recorded by the Fund on the exdividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year
     ended July 31, 1998, Balanced Fund reclassified $165 from   accumulated
     undistributed investment income to accumulated undistributed net realized gain on investment securities and reclassified $261 from paid-in capital to accumulated undistributed net investment income. For the year ended July 31, 1998, Multi-Asset Allocation Fund reclassified $5,622 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.

H. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.

I. EXPENSES --Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
        Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees and Distribution Expenses are reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
        For the year ended July 31, 1998, Fees and Expenses Paid Indirectly consisted of the following:

                                                             Custodian Fees            Transfer     Distribution
     Fund                                                      and Expenses          Agent Fees
     Expenses
-------------------------------------------------------------------------------------------------------------------
     Balanced Fund                                             $     11,166          $       44        $     284
     Multi-Asset Allocation Fund                                      7,734                   0                0

NOTE 2-- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. For Balanced Fund, the fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million. For Multi-Asset Allocation Fund, the fee is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; and 0.50% on average net assets in excess of $1 billion.

     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Balanced Fund were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4, 1998, such responsibilities were transferred to IFG. A separate Sub-Advisory Agreement between IFG and INVESCO Management & Research, Inc. ("IMR"), an affiliate of IFG, provides that investment decisions of Multi-Asset Allocation Fund are made by IMR. Fees for such sub-advisory services were paid by IFG.
     A plan of distribution pursuant to Rule 12b-1 of the Act provided for compensation of marketing and advertising expenditures to IFG (the Distributor) to a maximum of 0.25% of annual average net assets. For the year ended July 31, 1998, Balanced and Multi-Asset Allocation Funds paid the Distributor $451,807 and $44,552, respectively, under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of IFG, replaced IFG as Distributor.
     IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Balanced Fund and IFG and IMR have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Multi-Asset Allocation Fund.

NOTE 3 --PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:


Fund                                                                         Purchases
Sales
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                         $     217,863,060         $    181,604,146
Multi-Asset Allocation Fund                                                  12,756,218               10,424,805

     For the year ended July 31, 1998, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                                                         Purchases                   Sales
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                         $      11,250,801         $      7,155,781
Multi-Asset Allocation Fund                                                   5,249,392                5,775,627

NOTE 4-- APPRECIATION AND DEPRECIATION. At July 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:


                                            Gross                   Gross                       Net
Fund                                  Appreciation            Depreciation              Appreciation
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                 $     26,165,026        $      3,347,287          $     22,817,739
Multi-Asset Allocation Fund                          2,130,552                 877,060                 1,253,492

NOTE 5 -  TRANSACTIONS  WITH  AFFILIATES.   Certain of the Fund's officers and
directors  are also  officers and directors of IFG, IDI or IMR.
     The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits are based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
     Pension expenses for the year ended July 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                              Unfunded
                                                       Pension                 Accrued
Pension
Fund                                                  Expenses           Pension Costs                 Liability
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                 $          2,685        $          3,239          $          8,067
Multi-Asset Allocation Fund                                258                     238                       925

NOTE 6 --LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At July 31, 1998, there were no such borrowings.

           ----------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Flexible Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund and INVESCO Multi-Asset Allocation Fund (constituting INVESCO Flexible Funds, Inc., formerly INVESCO Multiple Asset Funds, Inc., hereafter referred to as the Fund) at July 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
September 4, 1998

Financial Highlights --  Balanced Fund

(For a Fund Share Outstanding Throughout Each Period)

                                                                                                    Period
                                                                                                     Ended
                                                            Year Ended July 31                     July 31
-------------------------------------------------------------------------------------------------------------------
                                               1998         1997         1996         1995         1994(a)


Net Asset Value - Beginning of Period         $15.86       $13.36       $12.08       $10.30       $10.00

-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income                           0.33         0.34         0.37         0.29         0.12

Net Gains on Securities
   (Both Realized and Unrealized)               1.50         3.37         2.12         2.03         0.30

-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                1.83         3.71         2.49         2.32         0.42

LESS DISTRIBUTIONS

Dividends from Net Investment Income            0.35         0.34         0.37         0.29         0.12

Distributions from Capital Gains                1.63         0.87         0.84         0.25         0.00

-------------------------------------------------------------------------------------------------------------------
Total Distributions                             1.98         1.21         1.21         0.54         0.12

Net Asset Value - End of Period               $15.71       $15.86       $13.36       $12.08       $10.30
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                   12.90%       29.27%       20.93%       23.18%        4.16%
   (b)


RATIOS

Net Assets - End of Period
   ($000 Omitted)                           $216,624     $161,921      $115,066     $37,224       $4,252

Ratio of Expenses to Average
   Net Assets(c)                               1.22%(d)     1.29%(d)      1.29%(d)    1.25%        1.25%
   (e)

Ratio of Net Investment Income to
   Average Net Assets(c)                       2.18%        2.46%         3.03%       3.12%        2.87%(e)

Portfolio Turnover Rate                         108%         155%          259%        255%          61%(b)

(a) From December 1, 1993, commencement of investment operations, to July 31, 1994.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended July 31, 1997, 1996 and 1995 and the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.34%, 1.29%, 1.59% and 4.37% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 2.41%, 3.03%, 2.77% and (0.25%) (annualized), respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.


(e)  Annualized


Financial Highlights (Continued) -- Multi-Asset Allocation Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                                                                  Period
                                                                                                   Ended
                                                          Year Ended July 31                     July 31
-------------------------------------------------------------------------------------------------------------------
                                               1998         1997         1996         1995        1994(a)
PER SHARE DATA

Net Asset Value - Beginning of Period         $13.75       $11.55       $10.84       $ 9.68       $10.00

-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income                           0.24         0.25         0.28         0.28         0.06

Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               0.77         3.18         0.89         1.16        (0.32)

-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                1.01         3.43         1.17         1.44        (0.26)

LESS DISTRIBUTIONS




Dividends from Net Investment Income            0.25         0.25         0.28         0.28         0.06

Distributions from Capital Gains                1.54         0.98         0.18         0.00         0.00

-------------------------------------------------------------------------------------------------------------------
Total Distributions                             1.79         1.23         0.46         0.28         0.06

Net Asset Value - End of Period               $12.97       $13.75       $11.55       $10.84       $ 9.68

-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                   8.15%       31.41%        10.96%       15.11%       (2.60%)
   (b)

RATIOS

Net Assets - End of Period
   ($000 Omitted)                           $20,945      $17,117        $9,574       $7,778       $4,958

Ratio of Expenses to Average
   Net Assets(c)                              1.54%(d)     1.55%(d)      1.62%(d)     1.50%        1.50%
   (e)
Ratio of Net Investment Income to
   Average Net Assets(c)                      1.78%        2.19%         2.43%        2.99%        2.23%
   (e)
Portfolio Turnover Rate                        101%          98%           92%          79%          42%(b)


(a) From December 1, 1993, commencement of investment operations, to July 31, 1994.

(b) Based on operations for the period shown, and accordingly, are not representative of a full year.

(c) Various expenses of the Fund were voluntarily absorbed by IFG and IMR for the years ended July 31, 1998, 1997, 1996 and 1995 and the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.92%, 1.97%, 2.24%, 2.47% and 5.14% (annualized), respectively, and ratio of net investment income
     (loss) to average net assets would have been 1.40%, 1.77%, 1.81%, 2.02% and (1.41%) (annualized), respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(e)  Annualized

                                 FAMILY OF FUNDS
                                                                    Newspaper
Fund Name           Fund Code      Ticker Symbol                 Abbreviation
--------------------------------------------------------------------------------
International
International Growth       49               FSIGX                    IntlGr
Emerging Markets           43                 *                        *
Asian Growth               41               IVAGX                   AsianGr
Pacific Basin              54               FPBSX                     PcBas
European                   56               FEURX                     Europ
European Small Company     37               IVECX                  EuroSmCo
Latin American Growth      34               IVSLX                 LatinAmGr
--------------------------------------------------------------------------------
Sector
Energy                     50               FSTEX                    Enrgy
Environmental Services     59               FSEVX                   Envirn
Financial Services         57               FSFSX                   FinSvc
Gold                       51               FGLDX                     Gold
Health Sciences            52               FHLSX                   HlthSc
Leisure                    53               FLISX                   Leisur
Realty                     42               IVSRX                   Realty
Technology                 55               FTCHX                     Tech
Utilities                  58               FSTUX                     Util
Worldwide Capital Goods    38               ISWGX                   WldCap
Worldwide Communications   39               ISWCX                   WldCom
--------------------------------------------------------------------------------
Equity
Growth & Income            21               IVGIX                      GRI
Growth                     10               FLRFX                    Grwth
Dynamics                   20               FIDYX                     Dynm
Small Company Growth       60               FIEGX                   SmCoGth
Value Equity               46               FSEQX                     ValEq
Small Company Value        74               IDSCX                   SmCoVal
S&P 500 Index
  Fund Class II            23                 *                           *
--------------------------------------------------------------------------------
All-Weather
Industrial Income          15               FIIIX                    IndInc
Multi-Asset Allocation     70               IMAAX                  MulAstAl
Total Return               48               FSFLX                    TotRtn
Balanced                   71               IMABX                       Bal
--------------------------------------------------------------------------------
Bond
Short-Term Bond            33               INIBX                    ShTrBd
Intermediate
  Government Bond          47               FIGBX                    IntGov
U.S. Government Securities 32               FBDGX                     USGvt
Select Income              30               FBDSX                    SelInc
High Yield                 31               FHYPX                     HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond 36               IVTIX                         *
Tax-Free Long-Term Bond    35               FTIFX                     TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund 44               FUGXX                  InvGvtMF
Cash Reserves              25               FDSXX                   InvCshR
Tax-Free Money Fund        40               FFRXX                InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

EasiVest makes it easy to pay yourself first.

      It seems that for most of us the hardest part of investing at regular intervals comes down to simply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

     After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

     Using EasiVest is one of the few time when you'll find the easy way may also be on of the best.

     For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

     Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

     Like other investment systems, periodic investment plans to not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

     Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

     1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

     2.   Enclose an  unsigned,  personal  check or savings  deposit slip marked
          "Void."

     3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

     It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.
Start building for your future today.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

  Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund------------------------------ Acct.#---------------------------------------

$--------------------------- ($50 minimum)            --- 7th  ---21st

--------------------------------------------------------------------------------
Bank Name
--------------------------------------------------------------------------------
Bank Street Address
--------------------------------------------------------------------------------
City, State, Zip
--------------------------------------------------------------------------------
ABA Number (available from your bank)      Bank Phone Number
-----------------------  This is a --Checking Account -- Savings Account
Bank Account Number
--------------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)
--------------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)
--------------------------------------------------------------------------------
Owner Street Address
--------------------------------------------------------------------------------
City, State, Zip
--------------------------------------------------------------------------------
Signature                                                              Date
--------------------------------------------------------------------------------
Signature                                                              Date
--------------------------------------------------------------------------------
Daytime Telephone Number                            Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be preceded or accompanied by a current prospectus.